Exhibit 4.1

================================================================================

                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                     Between

                                ORANGE SODA, INC.

                                       and

                           THE PURCHASER(S) LISTED ON
                                SCHEDULE 1 HERETO


                                October 27, 2003

================================================================================

                                TABLE OF CONTENTS

ARTICLE I               CERTAIN DEFINITIONS..................................................1
            1.1         Certain Definitions..................................................1

ARTICLE II              PURCHASE AND SALE OF CONVERTIBLE DEBENTURES..........................5
            2.2         Purchase and Sale; Purchase Price....................................5
            2.2         Execution and Delivery of Documents; the Closing.....................6
            2.3         The Post-Closing.....................................................7

ARTICLE III             REPRESENTATIONS AND WARRANTIES.......................................9
            3.1         Representations, Warranties and Agreements of the Company............9
            3.2         Representations and Warranties of the Purchaser.....................12

ARTICLE IV              OTHER AGREEMENTS OF THE PARTIES.....................................14
            4.1         Manner of Offering..................................................14
            4.2         Furnishing of Information...........................................14
            4.3         Notice of Certain Events............................................14
            4.4         Copies and Use of Disclosure Documents and Non-Public Filings.......15
            4.5         Modification to Disclosure Documents................................15
            4.6         Blue Sky Laws.......................................................15
            4.7         Integration.........................................................15
            4.8         Furnishing of Rule 144(c) Materials.................................15
            4.9         Solicitation Materials..............................................16
            4.10        Subsequent Financial Statements.....................................16
            4.11        Prohibition on Certain Actions......................................16
            4.12        Listing of Common Stock.............................................16
            4.13        Escrow..............................................................16
            4.15        Attorney-in-Fact....................................................17
            4.16        Indemnification.....................................................17
            4.17        Exclusivity.........................................................19
            4.18        Purchaser's Ownership of Common Stock...............................19
            4.19        Purchaser's Rights if Trading in Common Stock is Suspended..........20
            4.20        No Violation of Applicable Law......................................21
            4.21        Redemption Restrictions.............................................21
            4.22        No Other Registration Rights........................................21
            4.23        Merger or Consolidation.............................................22
            4.24        Registration of Escrow Shares.......................................22
            4.25        Liquidated Damages..................................................23
            4.26        Short Sales.........................................................24
            4.27        Fees................................................................24
            4.28        Additional Fees.....................................................24
            4.29        Changes to Federal and State Securities Laws........................26
            4.30        Merger Agreement....................................................26

ARTICLE V               TERMINATION.........................................................27
            5.1         Termination by the Company or the Purchaser.........................27
            5.2.        Remedies............................................................28

ARTICLE VI              LEGAL FEES AND DEFAULT INTEREST RATE................................28

ARTICLE VII             MISCELLANEOUS.......................................................29
            7.1         Fees and Expenses...................................................29
            7.2         Entire Agreement; Amendments........................................29
            7.3         Notices.............................................................29
            7.4         Amendments; Waivers.................................................30
            7.5         Headings............................................................31
            7.6         Successors and Assigns..............................................31
            7.7         No Third Party Beneficiaries........................................31
            7.8         Governing Law; Venue; Service of Process............................31
            7.9         Survival............................................................31
            7.10        Counterpart Signatures..............................................31
            7.11        Publicity...........................................................31
            7.12        Severability........................................................32
            7.13        Limitation of Remedies..............................................32
            7.14        Omnibus Provision...................................................32

LIST OF SCHEDULES:

Schedule 1              Purchaser(s)
Schedule 3.1(a)         Subsidiaries
Schedule 3.1(c)         Capitalization and Registration Rights
Schedule 3.1(d)         Equity and Equity Equivalent Securities
Schedule 3.1(e)         Conflicts
Schedule 3.1(f)         Consents and Approvals
Schedule 3.1(g)         Litigation
Schedule 3.1(h)         Defaults and Violations
Schedule 5.1            Form 8-K Disclosure Obligations

LIST OF EXHIBITS:

Exhibit  A-1  First  Convertible  Debenture  A
Exhibit  A-2  First  Convertible Debenture  B
Exhibit  A-3  First  Convertible  Debenture  C
Exhibit  A-4 First Debenture D
Exhibit B Second  Convertible  Debenture
Exhibit C Merger Agreement
Exhibit D Certificate of Merger
Exhibit E Conversion Procedures
Exhibit F Escrow Agreement
Exhibit G Power of Attorney
Exhibit H Legal Opinion
Exhibit I Rule 504 Legal  Opinion
Exhibit J Officer's  Certificate
Exhibit K-1 Note B
Exhibit K-2 Note C
Exhibit  K-3 Note D
Exhibit  L  Company  Certificate
Exhibit M Company Certificate

      THIS CONVERTIBLE DEBENTURE PURCHASE AGREEMENT ("Agreement") is made and entered into as of October 27, 2003, between Orange Soda, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the purchaser(s) listed on Schedule 1 hereto (the "Purchaser").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company (i) the Company's $994,000, 1% Convertible Debentures, due October 27, 2008 in the aggregate amount of Nine Hundred Ninety Four Thousand Dollars ($994,000), at the aggregate price of Nine Hundred Ninety Four Thousand Dollars ($994,000) in the forms of Exhibit A-1 ("First Debenture A"), Exhibit A-2 ("First Debenture B"), Exhibit A-3 ("First Debenture C") and Exhibit A-4 ("First Debenture D") annexed hereto and made a part hereof (the "First Debentures") and (ii) the Company's $6,000, 1% Convertible Debenture, due October 27, 2008, at the price of Six Thousand Dollars ($6,000) in the form of Exhibit B annexed hereto and made a part hereof (the "Second Debenture"; together, with the First Debentures, the "Debentures").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

      1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "Advisory Fee" shall have the meaning set forth in Section 4.27 hereof.

      "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Attorney-in-Fact" shall have the meaning set forth in Section 2.2(a)(iv) hereof.

      "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

      "Closing" shall have the meaning set forth in Section 2.2(a).

      "Closing Date" shall have the meaning set forth in Section 2.2(a).

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means shares now or hereafter authorized of the class of common stock, par value $.001, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

      "Company" shall have the meaning set forth in the introductory paragraph.

      "Control Person" shall have the meaning set forth in Section 4.16(a)(i) hereof.

      "Conversion Date" shall have the meaning set forth in the Debentures.

      "Debenture  Notice"  shall  have the  meaning  set forth in  Section  4.18 hereof.

      "Debentures" shall have the meaning set forth in the recital.

      "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Disclosure Documents" means (a) all documents and written materials provided to the Purchaser and/or its representatives in connection with the Company and this offering, including, but not limited to, the Company's unaudited balance sheet as at October 27, 2003 and profit and loss statement for the period from inception to October 27, 2003 and (b) the Schedules required to be furnished to the Purchaser by or on behalf of the Company pursuant to Section
3.1 hereof.

      "Effective Date" shall mean the date on which certificate of merger (the "Certificate of Merger") annexed as Exhibit D hereto is filed with the Secretary of State of the State of Delaware to effect the merger of RWN Acquisition, Inc. ("Acquistion"), a Delaware corporation and a wholly owned subsidiary of Reality Wireless Networks, Inc. ("RWNT"), a Nevada corporation, with and into the Company (the "Merger") pursuant to the Merger Agreement annexed as Exhibit C hereto.

      "Escrow Agent" means Gottbetter & Partners, 488 Madison Avenue, 12th Floor, New York, NY 10017; Tel: 212-400-6900; Fax: 212-400-6901.

      "Escrow  Agreement"  shall  have the  meaning  set forth in  Section  4.13 hereof.

      "Escrow Shares" means the certificates representing Forty One Million (41,000,000) shares of duly issued Common Stock, without restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act, in the share denominations specified by the Purchaser, registered in the name of the Purchaser and/or its assigns to be held in escrow pursuant to this Agreement and the Escrow Agreement.

      "Event of Default" shall have the meaning set forth in Section 5.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Execution Date" means the date of this Agreement first written above.

      "First Debentures" shall have the meaning set forth in the recitals.

      "Full Conversion Shares" shall have the meaning set forth in Section 4.14(b) hereof.

      "G&P" means Gottbetter & Partners, LLP.

      "Indemnified Party" shall have the meaning set forth in Section 4.16(b) hereof.

      "Indemnifying Party" shall have the meaning set forth in Section 4.16(b) hereof.

      "Limitation  on  Conversion"  shall have the  meaning set forth in Section
4.18 hereof.

      "Losses" shall have the meaning set forth in Section 4.16(a) hereof.

      "Lump Sum  Payment"  shall  have the  meaning  set forth in  Section  4.31 hereof.

      "Material" shall mean having a financial consequence in excess of $100,000.

      "Material Adverse Effect" shall have the meaning set forth in Section 3.1(e).

      "Merger Agreement" means the Merger Agreement among RWNT, Acquisition and the Company, annexed as Exhibit C hereto.

      "NASD" means the National Association of Securities Dealers, Inc.

      "Nasdaq" shall mean the Nasdaq Stock Market, Inc.(R)

      "Non-Public  Filings"  shall have the  meaning  set forth in  Section  4.2 hereof.

      "Note B" shall have the meaning set forth in Section 2.1(b)(ii) hereof.

      "Note C" shall have the meaning set forth in Section 2.1(b)(iii) hereof.

      "Note D" shall have the meaning set forth in Section 2.1(b)(iv) hereof.

      "Notes" shall have the meaning set forth in Section 2.1(b)(iv) hereof.

      "Notice of Conversion" shall have the meaning set forth in paragraph 1 of Exhibit E annexed hereto.

      "Original Issuance Date," shall have the meaning set forth in the Debentures.

      "OTCBB" shall mean the NASD over-the counter Bulletin Board(R) or similar organization or agency succeeding to its functions.

      "Per Share Market Value" of the Common Stock means on any particular  date
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is not publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser (as defined in and pursuant to the procedures set forth in Section 4(c)(iv) of the Debentures) selected in good faith by the holders of a majority of the Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      "Post-Closing" shall have the meaning set forth in Section 2.3(a).

      "Post-Closing Date" shall have the meaning set forth in Section 2.3(a).

      "Power of Attorney" means the power of attorney in the form of Exhibit G annexed hereto.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Purchase Price" shall have the meaning set forth in Section 2.1(a).

      "Purchaser"   shall  have  the  meaning  set  forth  in  the  introductory paragraph.

      "Registrable Securities" means the Underlying Shares and the Escrow Shares entitled to registration pursuant to Section 4.24 and Section 4.29.

      "Reporting Issuer" means a company that is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

      "Required Approvals" shall have the meaning set forth in Section 3.1(f).

      "Restriction Period" shall have the meaning set forth in Section 4.17(a).

      "Second Debenture" shall have the meaning set forth in the recital.

      "Securities" means the Debentures, the Underlying Shares and the Escrow Shares.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Short Sale" shall have the meaning set forth in Section 4.26 hereof.

      "Successors-in-Interest" shall have the meaning set forth in Section 4.31 hereof.

      "Trading Day" means (a) a day on which the Common Stock is quoted on the Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

      "Transaction   Documents"  means  this  Agreement  and  all  exhibits  and schedules hereto and all other agreements executed pursuant to this Agreement.

      "Underlying Shares" means the shares of duly issued Common Stock, without restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act, into which the First Debentures and Second Debenture are convertible in accordance with the terms hereof, the First Debentures and the Second Debenture.

                                   ARTICLE II

                   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

      2.1 Purchase and Sale; Purchase Price.

      (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase an aggregate principal amount of One Million ($1,000,000) (the "Purchase Price") of the Debentures, of which Nine Hundred Ninety Four Thousand Dollars ($994,000) shall be attributable to the First Debentures and Six Thousand Dollars ($6,000) shall be attributable to the Second Debenture. The Debentures shall have the respective rights, preferences and privileges as set forth in the respective Debentures annexed as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit B hereto.

      (b) The Purchase Price shall be paid and attributable as follows:

            (i) for the First Debenture A substantially in the form of Exhibit A-1 annexed hereto cash in the amount of One Hundred Ninety Four Thousand Dollars ($194,000);

            (ii) for the First Debenture B, one promissory note of the Purchaser in the aggregate amount of One Hundred Fifty Thousand Dollars ($150,000) annexed hereto as Exhibit K-1 (the "Note B"), to be paid in accordance with the terms of the Note B;

            (iii) for the First Debenture C, one promissory note of the Purchaser in the aggregate amount of Three Hundred Forty Thousand Dollars ($300,000) annexed hereto as Exhibit K-2 (the "Note C", to be paid in accordance with the terms of the Note C), to be paid in accordance with the terms of the Note C;

            (iv) for the First Debenture D, one promissory note of the Purchaser in the aggregate amount of Three Hundred Fifty Thousand Dollars ($350,000) annexed hereto as Exhibit K-3 (the "Note D"; together, with the Note B and Note C, the "Notes"), to be paid in accordance with the terms of the Note D; and

            (iv) for the Second Debenture substantially in the form of Exhibit B, cash in the amount of Six Thousand Dollars ($6,000).

      2.2 Execution and Delivery of Documents; The Closing.

(a) The Closing of the purchase and sale of the Debentures (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the "Closing Date"). On the Closing Date,

      (i) the parties shall execute and deliver the Escrow Agreement to the Escrow Agent;

      (ii) the Company shall deliver to the Purchaser the (A) the Disclosure Documents, (B) a duly executed copy of the Merger Agreement and (B) the legal opinions of counsel to the Company substantially in the form of Exhibit H and Exhibit I annexed hereto, addressed to the Purchaser and dated the date hereof;

      (iii) the Company shall deliver to the Escrow Agent (A) original and duly executed Debentures (First Debenture A, First Debenture B, First Debenture C, first Debenture D and the Second Debenture) registered in the name of the Purchaser and/or its assigns in the amount set forth in Schedule 1, (B) an original and duly executed Power of Attorney and (C) certificates representing the original Escrow Shares;

      (iv) the Company shall execute and deliver to the Purchaser a certificate of its Chief Executive Officer, in the form of Exhibit J annexed hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby and the appointment, pursuant to Section 4.14 hereof, of the attorney-in-fact pursuant to the Power of Attorney annexed as Exhibit F hereto (the "Attorney-in-Fact"); and

      (v) the Purchaser shall deliver to the Escrow Agent the Purchase Price by (A) wire transfer of immediately available funds in the amount of Two Hundred Thousand ($200,000) pursuant to written wire transfer instructions delivered by the Escrow Agent to the Purchaser at least three (3) Business Days prior to the Closing and (B) delivery of the original executed Notes.

(b) If this Agreement is terminated pursuant to Section 5.1 hereof, then, within two (2) Business Days from the date of termination, either the Company or the Purchaser shall notify the Escrow Agent of same, and

      (i) the Escrow Agent shall, within two (2) Business Days of its receipt of such notice,

            (A)   return the Purchase Price to the Purchaser;

            (B)   return the Notes to the Purchaser;

            (C)   return the Debentures to the Company; and

            (D)   return the Escrow Shares to the Company.

      2.3 The Post-Closing.

(a) The post-closing of the purchase and sale of the Debentures (the "Post-Closing") shall take place immediately after the Effective Date (the "Post-Closing Date") at the offices of Gottbetter & Partners, 488 Madison Avenue, New York, NY 10017; provided, however, that all of the transactions contemplated by the Merger Agreement annexed as Exhibit C hereto shall have been consummated in accordance with the terms of the Merger Agreement prior to the Post-Closing; and further, provided, that the Post-Closing may not occur later than ten (10) days after the Closing Date (except if such 10th day is not a Business Day, then the next Business Day), unless the Purchaser agrees in writing in advance to an extension, which writing shall set forth the new Post-Closing Date. The Merger Agreement shall be executed immediately after the Closing.

(b)   At the Post-Closing,

      (i) the Escrow Agent shall deliver to the Purchaser and/or its assigns an original and duly issued First Debenture A and Second Debenture, each registered in the name of the Purchaser and in denominations specified by the Purchaser in the amounts set forth in Schedule 1 hereto or with written notice to the Escrow Agent prior to the Post-Closing ;

      (ii)  the Company shall deliver to the Purchaser the following:

            (A) certified copies of the Certificate of Merger as filed with the Secretary of State of the State of Delaware;

            (B) a certificate in the form of Exhibit L annexed hereto, dated the Post-Closing Date and signed by the Secretary of the Company, certifying (1) that attached thereto are true, correct and complete copies of (a) the Company's Certificate of Incorporation, as amended to the date thereof, (b) the Company's by-laws, as amended to the date thereof, and (c) a certificate of good standing from the Secretary of State of Delaware and (2) the incumbency of the officer executing this Agreement;

            (C) a certificate of the Company's Chief Executive Officer, dated the Post-Closing Date, in the form of Exhibit M annexed hereto, certifying that the representations and warranties of the Company contained in Article III hereof are true and correct in all material respects on the Post-Closing Date (except for representations and warranties that speak of a specific date, which representations and warrants shall be true, correct and complete in all material respects as of such date); and

            (D) all other documents, instruments and writings required to have been delivered by the Company at or prior to the Post-Closing pursuant to this Agreement.

(c)   Upon  receipt  by the  Purchaser  of those  items  set  forth in  Sections
      2.3(b)(i)   through  (ii)  above,  the  Escrow  Agent  shall  as  soon  as practicable deliver the following to or on behalf of RWNT, as applicable:

      (i) the Purchase Price, (A) attributable to First Debenture A and the Second Debenture, by wire transfer of immediately available funds in the amount of Two Hundred Thousand Dollars ($200,000), minus all fees and expenses due under the Transaction Documents, to RWNT pursuant to written wire transfer instructions delivered by RWNT to the Escrow Agent at least three (3) Business Days prior to the Post-Closing Date, (B) attributable to First Debenture B by delivery of the original executed Note B to the promisee of the Note B, (C) attributable to First Debenture C by delivery of the original executed Note C to the promissee of the Note C, (D) attributable to First Debenture D by delivery of the original executed Note D to the promissee of the Note D and (E) the Advisory Fee to GEM Advisors, Inc.; and

      (ii) all documents, instruments, and writings required to have been delivered or necessary at or prior to the Post-Closing by the Purchaser pursuant to this Agreement.

(d) The Escrow Agent shall retain and hold the Escrow Shares, the First Debenture B, the First Debenture C and the First Debenture D, all of which shall be held in accordance with the terms of this Agreement, the Notes and the Escrow Agreement.

      2.4 First Debenture B. Subject to Section 4.28, the Escrow Agent will hold the First Debenture B in escrow until either (i) the obligations under the Note B by its terms becomes due and payable and subsequently paid in full by the Purchaser, whereupon the Escrow Agent will deliver the First Debenture B to the Purchaser or (ii) the obligations under the Note B expire under its terms,
whereupon  the  First   Debenture  B  will  be  delivered  to  the  Company  for
cancellation.

      2.5 First Debenture C. Subject to Section 4.29, the Escrow Agent will hold the First Debenture C in escrow until either (i) the obligations under the Note C by its terms becomes due and payable and subsequently paid in full by the Purchaser, whereupon the Escrow Agent will deliver the First Debenture C to the Purchaser or (ii) the obligations under the Note C expire under its terms,
whereupon  the  First   Debenture  C  will  be  delivered  to  the  Company  for
cancellation.

      2.6 First Debenture D. Subject to Section 4.30, the Escrow Agent will hold the First Debenture D in escrow until either (i) the obligations under the Note D by its terms becomes due and payable and subsequently paid in full by the Purchaser, whereupon the Escrow Agent will deliver the First Debenture D to the Purchaser or (ii) the obligations under the Note D expire under its terms,
whereupon  the  First   Debenture  D  will  be  delivered  to  the  Company  for
cancellation.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Post-Closing;

      (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company, taken as a whole (a "Material Adverse Effect").

      (b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents to which it is a party has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on Schedule 3.1(c). No Debentures have been issued as of the date hereof. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as described in this Agreement, or disclosed in
Schedule 3.1(c), there are no outstanding options, voting agreements or merger agreements, arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock or other securities, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other securities, or securities or rights convertible or exchangeable into shares of Common Stock or other securities. The Company is not in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

      (d) Issuance of Securities. The Debentures and the Escrow Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder or in the Debentures against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Company has and at all times while the Debentures are outstanding will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Debentures except as otherwise permitted in this Agreement or the Debentures. When issued in accordance with the terms hereof and the Debentures, the Securities will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in Schedule 3.1(d) or Schedule 3.1(c) hereto, there is no equity, equity equivalent security, debt or equity lines of credit outstanding that is substantially similar to the Debentures, including any security having a floating conversion substantially similar to the Debentures; provided, however, that, except, as otherwise provided herein, nothing contained in this Section 3.1(d) shall be deemed to permit the Company to issue any convertible security or instrument or equity line of credit.

      (e)  No  Conflicts.  The  execution,  delivery  and  performance  of  this
Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any
rights  of  termination,   amendment,   acceleration  or  cancellation  of,  any
agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation in any material respect of any law, ordinance or regulation of any governmental authority.

      (f) Consents and Approvals. Other than the approval of its board of directors and stockholders, which have been obtained, and Except as specifically set forth in Schedule 3.1(f), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware to effect the Merger pursuant to the Merger Agreement, which shall be filed no later than ten (10) days from the Closing Date (together with the consents, waivers, authorizations, orders, notices and filings referred to in
Schedule 3.1(f), the "Required Approvals").

      (g) Litigation; Proceedings. Except as specifically disclosed in Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Debentures and the Underlying Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.

      (h) No Default or Violation. Except as set forth in Schedule 3.1(h) hereto, the Company (i) is not in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such defaults or violations as do not have a Material Adverse Effect, (ii) is not in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is not in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

      (i) Certain Fees. No fees or commission will be payable by the Company to any investment banker, broker, placement agent or bank with respect to the consummation of the transactions contemplated hereby except as provided in
Section 4.27 hereof.

      (j) Disclosure Documents. The Disclosure Documents taken as a whole are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. (k) Manner of Offering. Assuming the Purchaser's representations and warranties contained in Section 3.2 are true and correct (a) the Securities are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from registration pursuant to Rule 504 of Regulation D of the Securities Act and without registration under the Colorado Securities Act of the Colorado Revised Statues (the "Colorado Act") in reliance upon the exemption provided by Section 11-51-308 of the Colorado Act and regulation 51-3.13B promulgated thereunder; and (b) accordingly, the Securities are being issued without restriction and may be freely traded pursuant to Rule 504 of Regulation D of the Securities Act.

      (l) Non-Registered Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

      (m) Not a Reporting Company; Eligibility to use Exemption under 504(b). The Company is not subject to the reporting requirements of Section 13 or
Section 15(d) of the Exchange Act. The Company has not sold any securities under Rule 504(b) in the last twelve months. The Company is eligible to issue securities exempt from registration pursuant to Rule 504 of Regulation D promulgated under the Securities Act. The Company is a development stage company that has a specific business plan that is other than to engage in a merger or acquisition with an unidentified company or companies.

      (n) No Undisclosed Liabilities. Except for the transactions contemplated in this Agreement and the Merger Agreement, there are no material liabilities of OS, whether absolute, accrued, contingent or otherwise.

      The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to itself or the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

      3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

      (a) Organization; Authority. The Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of Colorado with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Debentures to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

      (b) Investment Intent. The Purchaser is acquiring the Debentures to be purchased by it hereunder, and will acquire the Underlying Shares relating to such Debentures, for its own account for investment purposes only and not with a view to or for distributing or reselling such Debentures or Underlying Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Debentures or Underlying Shares in compliance with applicable federal and state securities laws.

      (c) Purchaser Status. At the time the Purchaser was offered the Debentures to be acquired by it hereunder, it was, at the date hereof it is and at the Post-Closing it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is a resident in the State of Colorado and no other jurisdiction.

      (d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

      (e) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

      (f) Prohibited Transactions. The securities to be acquired by the Purchaser hereunder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

      (g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Documents.

      (h) Reliance. The Purchaser understands and acknowledges that (i) the Debentures being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Rule 504 of Regulation D under the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

      The  Company   acknowledges   and  agrees  that  the  Purchaser  makes  no
representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Manner of Offering. The Securities are being issued pursuant to Rule 504 (b) of Regulation D of the Securities Act. The Securities will be exempt from restrictions on transfer, and will carry no restrictive legend with respect to the exemption from registration under the Securities Act. The Company will use its best efforts to insure that it takes no actions that would jeopardize the availability of the exemption from registration under Rule 504(b) for the Securities and, if for any reason such exemption becomes unavailable due to the Company's action or failure to act, the Company shall cause the Securities to be registered under the Securities Act as required by Section 4.31.

      4.2 Furnishing of Information. As long as the Purchaser owns any of the Securities, and unless and until the Securities are assumed by RWNT or the Company becomes subject to the reporting requirements under Section 13(a) or 15(b) of the Exchange Act, the Company will promptly furnish to the Purchaser financial information similar to that required to be reported in annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act (the "Non-Public Filings").

      4.3 Notice of Certain Events. The Company shall, on a continuing basis, as long as the Purchaser owns any of the Securities, (i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in each case at the time such Disclosure Documents were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

      4.4 Copies and Use of Disclosure Documents and Non-Public Filings. The Company (or, following the Post-Closing, RWNT) shall furnish the Purchaser, without charge, as many copies of the Disclosure Documents and the Non-Public Filings and any amendments or supplements thereto as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Documents and the Non-Public Filings and any amendments and supplements to any of them by the Purchaser in connection with resales of the Securities.

      4.5 Modification to Disclosure Documents. If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents or the Non-Public Filings in order to make the statements therein, at the time such Disclosure Documents or the Non-Public Filings were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents or the Non-Public Filings to comply with applicable law, the Company shall as soon as practicable prepare an appropriate amendment or supplement to each such document in form and substance reasonably satisfactory to both the Purchaser and Company so that (i) as so amended or supplemented, each such document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Purchaser, not misleading and (ii) the Disclosure Documents and the Non-Public Filings will comply with applicable law in all material respects.

      4.6 Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; provided, however, that the Company shall be not required in connection therewith to (a) qualify as a foreign corporation where they are not now so qualified, or (b) submit to taxation or general service of process in such jurisdiction. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchaser.

      4.7 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

      4.8 Furnishing of Rule 144(c) Materials. The Company shall, for so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities ("Holder" or "Holders") in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c)(2) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

      4.9 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Debentures or the Underlying Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Debentures or the Underlying Shares by means of any form of general solicitation or advertising.

      4.10 Subsequent Financial Statements. (a) Until the Post-Closing Date, if not otherwise publicly available, upon the written request of Purchaser, the Company shall promptly furnish to the Purchaser a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debentures.

      (b) After the Post-Closing Date, if not otherwise publicly available, upon written request of Purchaser, RWNT shall promptly furnish to the Purchaser a copy of all financial statements relating to RWNT for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debentures.

      4.11 Prohibition on Certain Actions. From the date hereof through the Post-Closing Date, the Company shall not, without the prior written consent of the Purchaser, (i) amend its certificate or articles of incorporation, by-laws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock;
(iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing other than the Merger Agreement.

      4.12 Listing of Common Stock. Until the Post-Closing Date, if the Common Stock shall become listed on the OTCBB or on another exchange, the Company shall
(a) use its commercially reasonable best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of each of the periods during which the Debentures may be converted and (b) shall provide to the Purchaser evidence of such listing. After the Post-Closing Date, the references in this Section 4.12 to Company and Common Stock shall be deemed references to RWNT and the common stock of RWNT, respectively.

      4.13 Escrow. The Company and the Purchaser agree to execute and deliver, simultaneously with the execution and delivery of this Agreement, the escrow agreement attached hereto and made part hereof as Exhibit F (the "Escrow Agreement"), and to issue into escrow (A) the certificates to be held by the Escrow Agent, registered in the name of the Purchaser and without any restrictive legend of any kind, pursuant to the terms of such escrow and (B) the Notes.

      4.14 Conversion Procedures; Maintenance of Escrow Shares. (a) Exhibit E attached hereto and made a part hereof sets forth the procedures with respect to the conversion of the Debentures, including the forms of Notice of Conversion to be provided upon conversion instructions as to the procedures for conversion and such other information and instructions as may be reasonably necessary to enable the Purchaser or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously.

      (b) The Company agrees that, at any time the conversion price of the Debentures is such that the number of Escrow Shares for the Debentures is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of such Debentures then outstanding, given the then current conversion price (the "Full Conversion Shares"), upon five (5) Business Days written notice of such circumstance to the Company by the Purchaser and/or the Escrow Agent, the Company shall issue additional share certificates in the name of the Purchaser and/or its assigns in denominations specified by the Purchaser, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Debentures is equal to 200% of the Full Conversion Shares.

      4.15 Attorney-in-Fact. To effectuate the terms and provisions of this Agreement, the Escrow Agreement and the Notes, the Company hereby agrees to give a power of attorney as is evidenced by Exhibit G annexed hereto. All acts done under such power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Agreement and its exhibits. The power of attorney, being coupled with an interest, shall be irrevocable while any of the Debentures remain unconverted or any portion of this Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall give the Attorney-in-Fact resolutions executed by the Board of Directors of the Company which authorize transfers of the Debentures, future issuances of the Underlying Shares for the Debentures, and which resolutions state that they are irrevocable while any of the Debentures remain unconverted, or any portion of this Agreement or the Escrow Agreement remains unsatisfied.

      4.16 Indemnification.

      (a) Indemnification

      (i) The Company shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

      (ii) The Purchaser shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person of the Company and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or any other Transaction Documents.

(b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such] Proceeding and to participate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impeded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be reasonably acceptable to the Indemnifying Party and shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, provided, however, the Indemnifying Party may settle or compromise any asserted liability without the consent of the Indemnitee so long as such settlement or compromise releases the Indemnitee and does not include any admission or statement of fault against the Indemnitee.

      All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

      No right of indemnification under this Section 4.16 shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely or substantially out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

      (c) Contribution. If a claim for indemnification under Section 4.16(a) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 4.16 would apply by its terms (other than by reason of exceptions provided in this Section 4.16), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

      (d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

      4.17 Exclusivity. During the four month period commencing on the Post-Closing Date (the "Restriction Period"), (A) except for the First Debenture B, the First Debenture C and the First Debenture D, the Company and its Affiliates shall not issue or offer (i) any convertible security and (ii) any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act and (B) the Company and its Affiliates shall not offer any equity lines of credit. The Company may request that the restrictions in this Section
4.17 be waived. Except as specifically set forth above, the Company may engage in any other debt or equity financing during the Restriction Period.

      4.18 Purchaser's Ownership of Common Stock. In addition to and not in lieu of the limitations on conversion set forth in the Debentures, the conversion rights of the Purchaser set forth in the Debentures shall be limited, solely to the extent required, from time to time, such that, unless the Purchaser gives written notice 75 days in advance to the Company of the Purchaser's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Debentures and the corresponding number of the Underlying Shares in no instance shall the Purchaser (singularly, together with any Persons who in the determination of the Purchaser, together with the Purchaser, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to convert the Debentures to the extent such conversion would result in the Purchaser beneficially owning more than five percent (5%) of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however, that the Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Debentures; and provided, further that if the Purchaser shall have declared an Event of Default and, if a cure period is provided, the Company shall not have properly and fully cured such Event of Default within any such cure period, the provisions of this Section 4.18 shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Notice of Conversion tendered by the Purchaser (or its sole designee) for the Debentures, as applicable, notify the Purchaser by telephone and by facsimile (the "Debenture Notice") of the number of shares of Common Stock outstanding on such date and the number of Underlying Shares, which would be issuable to the Purchaser (or its sole designee, as the case may be) if the conversion requested in such Notice of Conversion were effected in full and the number of shares of Common Stock outstanding giving full effect to such conversion whereupon, in accordance with the Debentures, notwithstanding anything to the contrary set forth in the Debentures, the Purchaser may, by notice to the Company within one (1) Business Day of its receipt of the Debenture Notice by facsimile, revoke such conversion to the extent (in whole or in part) that such Purchaser determines that such conversion would result in the ownership by such Purchaser of shares of Common Stock in excess of the Limitation on Conversion. The Debenture Notice shall begin the 75 day advance notice required in this Section 4.18.

      4.19 Purchaser's Rights if Trading in Common Stock is Suspended. If the Common Stock is listed on any exchange, then at any time after the Post-Closing if trading in the shares of the Common Stock is suspended (and not reinstated within ten (10) Trading Days) on such stock exchange or market upon which the Common Stock is then listed for trading (other than as a result of the suspension of trading in securities on such market generally or temporary suspensions pending the release of material information), or the Common Stock is delisted from the OTCBB (and not reinstated within ten (10) Trading Days), then, at the option of the Purchaser exercisable by giving written notice to the Company (the "Redemption Notice"), the Company shall redeem, as applicable, all of the Debentures and Underlying Shares owned by such Purchaser within seven (7) Business Days at an aggregate purchase price equal to the sum of:

      (i) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the date of the Redemption Notice, (b) the date of payment in full of the repurchase price under this Section 4.19 recalculated as of such payment date, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, multiplied by
(2) the aggregate number of Underlying Shares then held and owned by such Purchaser;

      (ii) the greater of (A) the outstanding principal amount and accrued and unpaid interest on the Debentures owned by such Purchaser and (B) the product of
(1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the date of the Redemption Notice, (b) the date of payment in full of the repurchase price under this Section 4.19 recalculated as of such payment date, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, and (2) the aggregate number of Underlying Shares issuable upon the conversion of the outstanding Debentures then held and owned by the Purchaser utilizing the conversion procedures contained in the Debentures (without taking into account the Limitation on Conversion described in Section 4.18 hereof); and

      (iii) interest on such amounts set forth in (i) and (ii) above accruing from the seventh (7th) Business Day after the date of the Redemption Notice until the repurchase price under this Section 4.19 is paid in full, at the rate of fifteen percent (15%) per annum;

provided, however, if either of the Notes have not been paid in full by the Purchaser to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Purchaser pursuant to this
Section 4.19 will be offset by the principal amount of the Notes then not paid in full and (ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C, First Debenture D and the Second Debenture.

      4.20 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of the Debentures or the Underlying Shares otherwise required under this Agreement or the Debentures would be prohibited by the relevant provisions of Delaware law, such redemption shall be effected as soon as it is permitted under such law; provided, however, that interest payable by the Company with respect to any such redemption shall accrue in accordance with Section 4.19.

      4.21 Redemption Restrictions. Notwithstanding any provision of this Agreement to the contrary, if any redemption of the Debentures or the Underlying Shares otherwise required under this Agreement or the Debentures would be prohibited in the absence of consent from any lender to the Company, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after any such redemption is required. Interest payable by the Company with respect to any such redemption shall accrue in accordance with Section 4.19 until such consent is obtained. Nothing contained in this Section 4.21 shall be construed as a waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

      4.22 No Other Registration Rights. During the period commencing on the date hereof and ending on the Post-Closing Date, the Company shall not file any registration statement that provides for the registration of shares of Common Stock to be sold by security holders of the Company, other than the Purchaser and/or its respective Affiliates or assigns, without the prior written consent of the Purchaser or its assigns, provided, however, that the limitation on the right to file registration statements contained in this Section 4.22 shall not apply to registration statements relating solely to (i) employee benefit plans, notwithstanding the inclusion of a resale prospectus for securities received under any such employee benefit plan, or (ii) business combinations not otherwise prohibited by the terms of this Agreement or the other Transaction Documents. This registration restriction is in addition to the Company's registration restrictions set forth in Section 4.24.

      4.23 Merger or Consolidation. Until the earlier of (a) the full conversion of the Debentures and (b) the Maturity Date of the Debentures (as that term is defined in the Debentures), the Company will not, in a single transaction or a series of related transactions (other than the Merger), (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless (w) either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Debentures, this Agreement and the other Transaction Documents; (x) immediately before and immediately after giving effect to such transactions (including any indebtedness incurred or anticipated to be incurred in connection with the transactions), no Event of Default shall have occurred and be continuing; (y) if the Company is not the surviving entity, such surviving entity's common shares will be listed on either The New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market, or the OTCBB on or prior to the closing of such transaction(s) and (z) the Company shall have delivered to the Purchaser an officer's certificate and opinion of counsel, each stating that such consolidation, merger (other than the Merger) or transfer complies with this Agreement, that the agreements relating to such transaction(s) provide that the surviving Person agrees to be bound by this Agreement and that all conditions precedent in this Agreement relating to such transaction(s) have been satisfied.

      4.24 Registration of Escrow Shares. (a) So long as the Purchaser and/or its assigns owns any of the Securities and the Underlying Shares would not be freely transferable without registration, the Company agrees not to file a registration statement with the SEC without Purchaser's express written consent, other than on Form 10, Form S-4 (except for a public reoffering or resale) or Form S-8 without first having registered (or simultaneous registering) the Registrable Securities for resale under the Securities Act and in such states of the United States as the holders thereof shall reasonably request.

      (b) If the Company shall propose to file with the SEC any registration statement other than a Form 10, Form S-4 (except for a public reoffering or resale) or Form S-8 which would cause, or have the effect of causing, the Company to become a Reporting Issuer or to take any other action, other than the sale of the Debentures to the Purchaser hereunder, the effect of which would be to cause the Underlying Shares to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to give written notification of such to the holders of the Securities at least two weeks prior to such filing or taking of the proposed action. If any of the Securities are then outstanding, the Company agrees to include in such registration statement the Registrable Securities unless the Underlying Shares would be freely transferable upon conversion of the Debentures without such registration, so as to permit the public resale thereof.

      If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the holders of the Securities. In such event, these registration rights shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter selected by the Company. In the event that the lead or managing underwriter in its good faith judgment determines that material adverse market factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities. In such event, the Company shall so advise all holders of securities requesting registration, and the number of shares of the Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated pro rata among all holders and other participants, including the Company, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration statement at the time of filing the registration statement. If any holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter, provided such notice is delivered within sixty (60) days of full disclosure of such terms to such holder, without thereby affecting the right of such holder to participate in subsequent offerings hereunder.

      (c) Notwithstanding the foregoing, if the Company for any reason shall have taken any action, other than the sale of the Debentures to the Purchaser hereunder, the effect of which would be to cause the Registrable Securities to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to use its best efforts to file a registration statement with the SEC and use its best efforts to have such registration statement declared effective by the SEC which would permit the public resale of the Registrable Securities under the Securities Act and in such states of the United States as the holders thereof shall reasonably request.

      (d) The Company agrees to keep any registration  required pursuant to this
Section 4.24 continuously effective under the Securities Act and with such states of the United States as the holders of the Registrable Securities shall reasonably request until the earlier of (i) the date on which all of the Registrable Securities covered by any such registration have been sold, (ii) two
(2) years from the effective date of any such registration, or (iii) the date on which all of the Registrable Securities may be sold without restriction pursuant to Rule 144 of the Securities Act. All costs and expenses of any such registration and related Blue Sky filings and maintaining continuous effectiveness of such registration and filings shall be borne by the Company, other than underwriters and brokers, fees and commissions.

      (e) The Escrow Shares shall be registered by the Company under the Securities Act if required by Section 4.29 and subject to the conditions stated therein.

      (f) Each holder of Registrable Securities agrees to cooperate and assist the Company in preparing and filing any registration statement required to be filed pursuant to this Agreement, including, without limitation, providing the Company with such information about the holder and answering such questions as deemed reasonably necessary by the Company in order to complete such registration statement. Until such time as the Company is no longer required to keep the registration statement effective, each holder of Registrable Securities agrees to immediately notify the Company of any change to the information provided to the Company in connection with the preparation or maintenance of the registration statement, and each such holder agrees to certify to the accuracy and completeness of all information provided by it to the Company or its representatives in connection with such registration statement.

      4.25 Liquidated Damages. The Company understands and agrees that a breach by the Company of Section 4.1, Section 4.24, Section 4.29, Section 4.30 or an Event of Default as contained in this Agreement and/or any other Transaction Document will result in substantial economic loss to the Purchaser, which loss will be extremely difficult to calculate with precision. Therefore, if, for any reason the Company breaches Sections 4.1, Section 4.24, Section 4.29, Section
4.30 or fails to cure any Event of Default  under  Section  5.1 (a) (iii),  (v),
(vi) and (viii) within the time, if any, given to cure such Event of Default, as compensation and liquidated damages for such breach or default, and not as a penalty, the Company agrees to pay the Purchaser an amount equal to the Purchase Price and the Purchaser, upon receipt of such payment, shall return any unconverted Debentures to the Company. The Company shall, upon demand, pay the Purchaser such liquidated damages by wire transfer of immediately available funds to an account designated by the Purchaser. Nothing herein shall limit the right of the Purchaser to pursue actual damages (less the amount of any liquidated damages received pursuant to the foregoing) for the Company's breach of Section 4.1, Section 4.24, Section 4.29, Section 4.30 or failure to cure an Event of Default under Section 5.1 (a) (iii) (v) (vi) and (viii), consistent with the terms of this Agreement. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, THE COMPANY'S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

      4.26 Short Sales. The Purchaser agrees it will not enter into any Short Sales (as hereinafter defined) until the earlier to occur of the date that the Purchaser no longer owns the Debentures and the Maturity Date. For purpose hereof, a "Short Sale" shall mean a sale of Common Stock by the Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock by the Purchaser. For the purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by the Purchaser, shares of Common Stock issuable upon conversion of the Debentures shall be deemed to be held long by the Purchaser with respect to the Underlying Shares for which a Notice of Conversion is delivered within two (2) Trading Days following the Trading Day that such Short Sale is entered into. 4.27 Fees. The Company will pay the following fees and expenses in connection with the transactions contemplated hereby: (a) a finder's fee in an amount equal to ten percent (10%) of the Purchase Price to GEM
Advisors, Inc. (the "Advisory Fee"), (b) to G&P (i) legal fees for document production in the amount of $20,000 and (ii) all reasonable out-of-pocket expenses incurred in connection with such document production and (c) to the Escrow Agent, $5,000 for the escrow agent fee. RWNT has already paid $20,000 to G&P. Unless paid prior, all fees and expenses will be paid at Post-Closing and the Company and the Purchaser hereby authorize and direct the Escrow Agent to deduct such fees and expenses directly from escrow prior to distributing any funds to the Company. Except with respect to the fees set forth in part (b) of this Section 4.27 and except as otherwise set forth in the Retainer Agreement, all fees and expenses shall be paid regardless of whether the transactions contemplated hereby are closed or otherwise completed. Except for the $20,000 already paid to G&P, all fees to be paid hereunder shall have no offsets, are non-refundable and non-cancelable.

      4.28 First Debenture B and Note B. Notwithstanding anything contained herein, in the Debentures, or in the Note B to the contrary, the First Debenture B shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note B shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 hereof, unless and until:

      (i) the Holder elects that Note B shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and First Debenture B is at least 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, RWNT shall increase in accordance with Section 4.14, the number of Escrow Shares to cover 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture B shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note B shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 hereof, unless and until the Note B is paid in full by the Purchaser or its successors and assigns.

      4.29 First Debenture C and Note C. Notwithstanding anything contained herein, in the Debentures, or in the Note C to the contrary, the First Debenture C shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note C shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 hereof, unless and until:

      (i) the Holder elects that Note C shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and First Debenture C is at least 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, RWNT shall increase in accordance with Section 4.14, the number of Escrow Shares to cover 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture C shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note C shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 hereof, unless and until the Note C is paid in full by the Purchaser or its successors and assigns.

      4.30 First Debenture D and Note D. Notwithstanding anything contained herein, in the Debentures, or in the Note D to the contrary, the First Debenture D shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note D shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 hereof, unless and until:

      (i) the Holder elects that Note D shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and First Debenture D is at least 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, RWNT shall increase in accordance with Section 4.14, the number of Escrow Shares to cover 200% of the number of shares of common stock of RWNT that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture D shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note D shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 hereof, unless and until the Note D is paid in full by the Purchaser or its successors and assigns.

      4.31 Changes to Federal and State Securities Laws. If any of the Securities require registration with or approval of any governmental authority under any federal (including but not limited to the Securities Act or similar federal statute then in force) or state law, or listing on any national securities exchange, before they may be resold or transferred without any restrictions on their resale or transfer for reasons including, but not limited to, a material change in Rule 504 of Regulation D promulgated under the Securities Act or a change to the exemption for sales made to Accredited Investors in the state in which the Purchaser resides, the Company will, at its expense, (a) as expeditiously as possible cause the Registrable Securities to be duly registered or approved or listed on the relevant national securities exchange, as the case may be, and (b) keep such registration, approval or listing, as the case may be, continuously effective until the earlier of (i) the date on which all of the Registrable Securities have been sold, (ii) two (2) years from the effective date of any such registration, or (iii) the date on which all of the Securities may be sold without restriction pursuant to Rule 144 of the Securities Act; subject to the terms and limitations set forth in section
4.24. The Registrable Securities shall be registered by the Company under the Securities Act if required by Section 4.24 and subject to the conditions stated therein.

      4.32 Merger Agreement. Immediately upon the Effective Date, all of the transactions contemplated by the Merger Agreement annexed hereto as Exhibit C shall be consummated in accordance with the terms thereof.

      4.33 Future Financing. If, at any time any of the Debentures are outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States Dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debentures (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with this Agreement and the Debentures shall be deem satisfied, and the Agreement and the Debentures shall be terminated. This provision shall survive both Closing and Post-Closing.

      4.34 Applicability of Agreements after Post-Closing. At the Effective Date or upon the consummation of any other merger or other transaction pursuant to which the Company's obligations under the Debentures are assumed by another party (whether or not such assumption is joint and several), the Company shall be released from, and have no further obligation pursuant to Sections 4.1 through 4.6, 4.8, 4.10, 4.12, 4.14, 4.16 through 4.27, 4.29 and 4.33 hereof, and any reference to the Company in such sections shall instead be deemed to refer solely to the party that assumes the Debentures.

      4.35 Company's Right of Redemption. In addition to any right of the Company to redeem any unconverted amount of the Debentures, in whole or in parts set forth in this Agreement, the Company shall have any redemption right set forth in the Debentures.

                                    ARTICLE V

                                   TERMINATION

      5.1 Termination by the Company or the Purchaser. This Agreement shall be terminated as follows upon the occurrence of any of the following events (each an "Event of Default"):

(a)   Automatically terminated prior to Post-Closing if:

      (i) there shall be in effect any statute, rule, law or regulation, including an amendment to Regulation D or an interpretive release promulgated or issued thereunder, that prohibits the consummation of the Post-Closing or if the consummation of the Post-Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction;

      (ii) the Post-Closing shall not have occurred by the Post-Closing Date through no fault of the Company;

      (iii) the common stock of RWNT is not registered under Section 12 of the Exchange Act;

      (iv) RWNT is not current in its reporting obligations under Section 13 or 15(d) of the Exchange Act;

      (v) an event occurs prior to the Post-Closing requiring RWNT to report such event to the SEC on Form 8-K and not otherwise set forth in
            Schedule 5.1, provided, however, such event shall only include the following items under Form 8-K: Item 1; Item 2 to the extent that any event is reported under Item 2 that involves a change in the nature of RWNT's business; Item 3; Item 4 (provided further, that as to Item 4, only if the event requires disclosure under Item 304
            (a)(1)(iv) or under Regulation S-K); Item 9; or Item 12;

      (vi) the Company causes the Post-Closing to not occur by the Post-Closing Date;

      (vii) trading in the common stock of RWNT has been suspended, delisted, or otherwise ceased by the Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), except for
            (a) any suspension of trading of limited duration solely to permit dissemination of material information regarding RWNT, and not reinstated within ten (10) Trading Days and (b) any general suspension of trading for all companies trading on such exchange or market or OTCBB; or

      (viii)the  Company   fails  to  deliver  or  cause  to  be  delivered  the
            Debentures and Escrow Shares as required by and by the date set forth in Section 2.2 hereof.

(b) Prior to Post-Closing by the Purchaser, by giving written notice of such termination to the Company, if the Company has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Company of notice of such breach.

(c) Prior to Post-Closing by the Company, by giving written notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Purchaser of notice of such breach.

      5.2 Remedies. Notwithstanding anything else contained herein to the contrary, if an Event of Default has occurred pursuant to Section 5.1, and only with respect to Section 5.1(b) has not been cured within the cure period provided for therein, the defaulting party shall be deemed in default hereof and the non-defaulting party shall be entitled to pursue all available rights without further notice. The defaulting party shall pay all attorney's fees and costs incurred in enforcing this Agreement and the other Transaction Documents. In addition, all unpaid amounts shall accrue interest at a rate of 15% per annum.

                                   ARTICLE VI

                      LEGAL FEES AND DEFAULT INTEREST RATE

      In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights. In the event of an uncured Event of Default by any party hereunder, interest shall accrue on all unpaid amounts due the aggrieved party at the rate of 15% per annum, compounded annually.

                                  ARTICLE VII

                                  MISCELLANEOUS

      7.1 Fees and Expenses. Except as set forth in this Agreement each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay the fees of $5,000 to the Escrow Agent as set forth in
Section  4.27  hereto  and all stamp and  similar  taxes  and  duties  levied in connection with the issuance of the Debentures (and, upon conversion, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for any taxes (other than income taxes) payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. Whether or not the transactions contemplated hereby and thereby are consummated or this Agreement is terminated. The Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of any registration statement required hereunder and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the issuance and delivery of the Securities, (C) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdiction,
(D) furnishing such copies of any registration statement required hereunder, the preliminary and final prospectuses and all amendments and supplements thereto, as may reasonably be requested for use in connection with resales of the
Securities, and (E) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of counsel and accountants of the Company and (iii) all expenses and fees of listing on securities exchanges, if any.

      7.2 Entire Agreement; Amendments. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

      7.3 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed to have been duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation and receipt (promptly followed by a hard-copy delivered in accordance with this Section 7.3) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or if sent by nationally recognized overnight courier, one day after being mailed certification fees thereon prepaid, addressed to the party at its address set forth below:

         If to the Company,:                 Orange Soda, Inc.
         Prior to the Post-                  24351 Pasto Road, Suite B
         Closing Date:                       Dana Point, CA 92629
                                             Attn: Jehu Hand, President
                                             Tel:   (949) 489-2400
                                             Fax:  (949) 489-0034

         If to Company,
         after the Post-Closing
         Date:                               Orange Soda, Inc.
                                             c/o Reality Wireless Networks, Inc.
                                             P.O. Box 11262
                                             Campbell, CA 95011
                                             Tel:  (408) 626-1730
                                             Fax:  (408) 626-8070

         With a copy to:                     The Otto Law Group, PLLC
                                             900 4th Ave., Suite 3140
                                             Seattle, Washington 98164
                                             Attn.: Michael F. Johnson
                                             Tel: (206) 262-9545
                                             Fax:  (206) 262-9513

         If to the Purchaser:                See Schedule 1 attached hereto
         With copies to:                     Gottbetter & Partners, LLP
                                             488 Madison Avenue
                                             New York, NY 10017
                                             Attn:  Adam S. Gottbetter, Esq.
                                             Tel:  (212) 400-6900
                                             Fax:  (212) 400-6901

         If to Escrow Agent:                 Gottbetter & Partners, LLP
                                             488 Madison Avenue
                                             New York, NY 10017
                                             Attn:  Adam S. Gottbetter, Esq.
                                             Tel:  (212) 400-6900
                                             Fax:  (212) 400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 7.3.

      7.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      7.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement and any of the rights, interests or obligations hereunder may be assigned by the Purchaser to an accredited investor without the consent of the Company as long as such assignee agrees to be bound by this Agreement. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Company without the prior written consent of the Purchaser. It is agreed that the Company may assign all of the rights, interests and obligations hereunder to RWNT pursuant to the Merger Agreement.

      7.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      7.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

      7.9 Survival.  The  agreements  and covenants of the parties  contained in
Article IV and this Article VII shall survive the Post-Closing (or any earlier termination of this Agreement).

      7.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      7.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party the names of the Purchaser.

      7.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.13 Limitation of Remedies. With respect to claims by the Company or the Purchaser or any person acting by or through the Company or the Purchaser for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

      7.14 Omnibus Provision. Anything contained herein or in the other Transaction Documents notwithstanding, in the event that the Common Stock shall become listed on the American Stock Exchange and subsequently ceases to be listed for trading on the American Stock Exchange, then any reference thereto in this Agreement or the other Transaction Documents shall be deemed to be a reference to (a) the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on Nasdaq, OTCBB, or (d) if the Common Stock is not then listed or admitted to trading on OTCBB, then the over-the-counter market reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices).

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                        Company:

                                        ORANGE SODA, INC.

                                        By:
                                          --------------------------------------
                                          Name:  Jehu Hand
                                          Title: Chief Executive Officer

                                        Purchaser:

                                        HEM MUTUAL ASSURANCE LLC

                                        By:
                                           -------------------------------------
                                           Name:  Pierce Loughran
                                           Title: Manager

                                   Schedule 1

                                  Purchaser(s)

--------------------------------------------------------------------------------
Name and Address of Purchaser                 Full Amount of Debentures to be
                                                       Purchased
--------------------------------------------------------------------------------
HEM Mutual Assurance LLC
One Tabor Center                                     $1,000,000
1200 17th Street
Suite 1000
Denver, CO  80202
--------------------------------------------------------------------------------

                                 Schedule 3.1(c)

                     Capitalization and Registration Rights

The certificate of incorporation authorize 41,001,000 shares of Common Stock to be outstanding at one time. 1,000 shares of Common Stock are outstanding.

                                 Schedule 3.1(d)

                     Equity and Equity Equivalent Securities

None.

                                 Schedule 3.1(e)

                                    Conflicts

None.

                                 Schedule 3.1(f)

                             Consents and Approvals

SEC Filing - Form D

Colorado Blue Sky Filing (or exemption therefrom)

                                 Schedule 3.1(g)

                                   Litigation

None.

                                 Schedule 3.1(h)

                             Defaults and Violations

None.

                                  Schedule 5.1

                         Form 8-K Disclosure Obligations

None.

                                   EXHIBIT A-1

                                FIRST DEBENTURE A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $194,000                                                   October [  ], 2003


                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 27, 2008

            THIS DEBENTURE of Orange Soda, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of One Hundred Ninety Four Thousand Dollars (US $194,000), is designated as its $194,000, 1% Convertible Debenture due October 27, 2008 (the "Debentures").

            FOR VALUE RECEIVED, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of One Hundred Ninety Four Thousand Dollars (US $194,000), on or prior to October 27, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October [ ], 2003, as the same may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

                                      A1-1

            If the Company in order to consummate a merger (the "Merger") enters into a merger agreement or similar agreement with other parties (the "Merger Partners"), the Merger Partners will effective upon the consummation of any such Merger assume all of the obligations, jointly and severally, with the Company, under this Debenture and substitute the Company's Common Stock, into which this Debenture is convertible, for common stock of such Merger Partner ("MP Common Stock") including depositing 41,000,000 shares of MP Common Stock with the Escrow Agent (as defined in the Purchase Agreement). If and when the Merger occurs, at the time such Merger is effective, the Escrow Agent will deliver the Company's Common Stock being held in accordance with the Purchase Agreement and this Debenture to the Company. If the Merger occurs, then (i) references herein to Company Common Stock shall be references to MP Common Stock and (ii) any references the Company shall be read as references to the MP that issued the MP Common Stock as if this Debenture were issued on the date hereof by the MP that issued the MP Common Stock and the Company shall have no further obligations to issue shares of Common Stock hereunder. For the benefit of the Holder, the Company shall use its best efforts to effectuate the intentions of this paragraph.

            If there is a Merger all of the provisions of this Debenture (specifically including Section 4) shall be read and interpreted as if this Debenture was issued by the Merger Partner issuing the MP Common Stock on the date hereof and this Debenture was initially convertible into MP Common Stock.

            This Debenture is subject to the following additional provisions:

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase
Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

            "Company" shall mean the Company (as defined in the Purchase Agreement) or in the event there is a Merger, shall mean such Merger Partner that issues the MP Common Stock.

            "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement) and in the event there is a Merger, shall mean the MP Common Stock (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

            "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

            "Floating  Conversion  Price"  shall have the  meaning  set forth in
Section 4(c)i hereof.

            "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

                                      A1-2

            "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

            Section 2. Denominations of Debentures;  Interest on Debentures. The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

            Section 3.  Events of Default and Remedies.
            ---------   ------------------------------

            I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

              (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five (5) Business Days of its receipt of notice of such failure or breach;

            (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

            (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;


                                      A1-3

            (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

            (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

            (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

            (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

            II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.


                                      A1-4

            (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

            (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

            (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow upon notifying the Company of the conversion.

            III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

            Section 4.  Conversion.

            (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement, at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.



                                      A1-5

            (b) Not later than two (2) Business Days after the Conversion  Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

            Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

            (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the lesser of (a) the lesser of $1.00 or one hundred twenty-five percent (125%) of the average of the closing bid prices per share of the Common Stock during the five (5) Trading Days immediately preceding the Closing (as defined in the Purchase Agreement) (the "Fixed Conversion Price") or
(b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"); For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).



                                      A1-6

                        (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

                        (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.


                                      A1-7

                        (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).

                        (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

                        (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.


                                      A1-8

                        (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                        (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                        (ix) If:

                                    (A)     the Company shall declare a dividend
                                            (or any other distribution) on  its
                                             Common Stock; or

                                    (B)     the Company  shall declare a special
                                            non-recurring      cash     dividend
                                            redemption of its Common Stock; or

                                    (C)     the  Company  shall   authorize  the
                                            grant to all  holders  of the Common
                                            Stock    rights   or   warrants   to
                                            subscribe for or purchase any shares
                                            of capital  stock of any class or of
                                            any rights; or

                                    (D)     the approval of any  stockholders of
                                            the  Company  shall be  required  in
                                            connection with any reclassification
                                            of the Common  Stock of the  Company
                                            (other   than   a   subdivision   or
                                            combination   of   the   outstanding
                                            shares   of   Common   Stock),   any
                                            consolidation or merger to which the
                                            Company  is a  party,  any  sale  or
                                            transfer of all or substantially all
                                            of the assets of the Company, or any
                                            compulsory  share  exchange  whereby
                                            the Common Stock is  converted  into
                                            other securities,  cash or property;
                                            or


                                      A1-9

                                    (E)     the  Company  shall   authorize  the
                                            voluntary       or       involuntary
                                            dissolution,      liquidation     or
                                            winding-up  of  the  affairs  of the
                                            Company;


then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.


                                     A1-10

            (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28,
4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

           (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

            (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (h) The Debentures converted into Common Stock shall be canceled upon conversion.

            (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

            (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

                                     A1-11

            Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

            (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

            (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in
Section 5(b) hereof, then the redemption shall be declared null and void.

            Section 6.  Intentionally Omitted.

            Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

            Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.



                                     A1-12

            Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

            Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

            Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

            Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

            Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.



                                     A1-13

            Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

            Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.





                            [Signature Page Follows]


                                     A1-14

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                    ORANGE SODA, INC.


Attest:                             By: /s/
                                       -----------------------------------------
                                    Name: Jehu Hand
                                    Title: President and Chief Executive Officer



                                     A1-15

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Orange Soda, Inc. (the "Company"), or, if a Merger (as defined in the Debenture) has occurred, into shares of MP Common Stock (as defined in the Debenture) according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.


Conversion calculations:

                                   -------------------------------------------
                                   Date to Effect Conversion

                                   -------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted


                                   Interest to be Converted or Paid

                                   -------------------------------------------
                                   Applicable Conversion Price (Pursuant to
                                   Section 4(c)(v))

                                   -------------------------------------------
                                   Number of Shares to be Issued Upon Conversion

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Name

                                   -------------------------------------------
                                   Address


                                     A1-16

                                   EXHIBIT A-2

                                FIRST DEBENTURE B

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $150,000                                                   October [  ], 2003

                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 27, 2008

            THIS DEBENTURE of Orange Soda, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of One Hundred Fifty Thousand Dollars (US $150,000), is designated as its $150,000, 1% Convertible Debenture due October 27, 2008 (the "Debentures").

            FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars (US $150,000), on or prior to October 27, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October [ ], 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

                                      A2-1

            If the Company in order to consummate a merger (the "Merger") enters into a merger agreement or similar agreement with other parties (the "Merger Partners"), the Merger Partners will effective upon the consummation of any such Merger assume all of the obligations, jointly and severally, with the Company, under this Debenture and substitute the Company's Common Stock, into which this Debenture is convertible, for common stock of such Merger Partner ("MP Common Stock") including depositing 41,000,000 shares of MP Common Stock with the Escrow Agent (as defined in the Purchase Agreement). If and when the Merger occurs, at the time such Merger is effective, the Escrow Agent will deliver the Company's Common Stock being held in accordance with the Purchase Agreement and this Debenture to the Company. If the Merger occurs, then (i) references herein to Company Common Stock shall be references to MP Common Stock and (ii) any references the Company shall be read as references to the MP that issued the MP Common Stock as if this Debenture were issued on the date hereof by the MP that issued the MP Common Stock and the Company shall have no further obligations to issue shares of Common Stock hereunder. For the benefit of the Holder, the Company shall use its best efforts to effectuate the intentions of this paragraph.

            If there is a Merger all of the provisions of this Debenture (specifically including Section 4) shall be read and interpreted as if this Debenture was issued by the Merger Partner issuing the MP Common Stock on the date hereof and this Debenture was initially convertible into MP Common Stock.

            Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note B to the contrary, this First Debenture B shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note B shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                         (i) the Holder elects that Note B shall become due and payable; and

                        (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture B is at least 200% of the number of shares of common stock of the Company or RWNT, as the case may be, that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company or the Merger Partner, as the case may be, shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company or the Merger Partner, as the case may be, that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture B shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 of the Purchase Agreement, unless and until the Note B is paid in full by the Holder or its successors and assigns.

            If the Note B has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note B and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C, First Debenture D and the Second Debenture in Sections
4.19 and 4.33 in Purchase Agreement.

                                      A2-2

            This Debenture is subject to the following additional provisions:

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase
Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

            "Company" shall mean the Company (as defined in the Purchase Agreement) or in the event there is a Merger, shall mean such Merger Partner that issues the MP Common Stock.

            "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement) and in the event there is a Merger, shall mean the MP Common Stock (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

            "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

            "Floating  Conversion  Price"  shall have the  meaning  set forth in
Section 4(c)i hereof.

            "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.


            "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.


                                      A2-3

            Section 2. Denominations of Debentures;  Interest on Debentures. The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

            Section 3.  Events of Default and Remedies.

            I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

              (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five (5) Business Days of its receipt of notice of such failure or breach;

            (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

            (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;



                                      A2-4

            (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

            (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

            (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

            (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

            II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.



                                      A2-5

            (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

            (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

            (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow upon notifying the Company of the conversion.

            III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

            Section 4.  Conversion.

            (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.28 of the Purchase Agreement and in the paragraphs three through five of this First Debenture B following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.



                                      A2-6

            (b) Not later than two (2) Business Days after the Conversion  Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

            Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

            (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the lesser of (a) one hundred fifty percent (150%) of the Fixed Conversion Price (as defined and computed in the First Debenture A) (the "Fixed Conversion Price") or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).



                                      A2-7

                        (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

                        (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.



                                      A2-8

                        (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in
Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).

                         (v) All calculations under this Section 4 shall be made
to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

                        (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.



                                      A2-9

                        (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                        (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                        (ix) If:

                                    (A)     the Company shall declare a dividend
                                            (or any other  distribution)  on its
                                            Common Stock; or

                                    (B)     the Company  shall declare a special
                                            non-recurring      cash     dividend
                                            redemption of its Common Stock; or

                                    (C)     the  Company  shall   authorize  the
                                            grant to all  holders  of the Common
                                            Stock    rights   or   warrants   to
                                            subscribe for or purchase any shares
                                            of capital  stock of any class or of
                                            any rights; or

                                    (D)     the approval of any  stockholders of
                                            the  Company  shall be  required  in
                                            connection with any reclassification
                                            of the Common  Stock of the  Company
                                            (other   than   a   subdivision   or
                                            combination   of   the   outstanding
                                            shares   of   Common   Stock),   any
                                            consolidation or merger to which the
                                            Company  is a  party,  any  sale  or
                                            transfer of all or substantially all
                                            of the assets of the Company, or any
                                            compulsory  share  exchange  whereby
                                            the Common Stock is  converted  into
                                            other securities,  cash or property;
                                            or



                                     A2-10

                                    (E)     the  Company  shall   authorize  the
                                            voluntary       or       involuntary
                                            dissolution,      liquidation     or
                                            winding-up  of  the  affairs  of the
                                            Company;


then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.



                                     A2-11

            (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28,
4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

           (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

            (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (h) The Debentures converted into Common Stock shall be canceled upon conversion.

            (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

            (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.



                                     A2-12

            Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

            (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

            (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in
Section 5(b) hereof, then the redemption shall be declared null and void.

            Section 6.  Intentionally Omitted.

            Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note B, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

            Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.



                                     A2-13

            Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

            Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

            Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

            Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

            Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.



                                     A2-14

            Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

            Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.







                            [Signature Page Follows]

                                     A2-15

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                    ORANGE SODA, INC.


Attest:                             By: /s/
                                       -----------------------------------------
                                    Name: Jehu Hand
                                    Title: President and Chief Executive Officer

                                     A2-16

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Orange Soda, Inc. (the "Company"), or, if a Merger (as defined in the Debenture) has occurred, into shares of MP Common Stock (as defined in the Debenture) according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.



Conversion calculations:

                                   -------------------------------------------
                                   Date to Effect Conversion

                                   -------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted


                                   Interest to be Converted or Paid

                                   -------------------------------------------
                                   Applicable Conversion Price (Pursuant to
                                   Section 4(c)(v))

                                   -------------------------------------------
                                   Number of Shares to be Issued Upon Conversion

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Name

                                   -------------------------------------------
                                   Address


                                     A2-17

                                  EXHIBIT A-3

                               FIRST DEBENTURE C

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $300,000                                                   October [  ], 2003

                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 27, 2008

            THIS DEBENTURE of Orange Soda, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of Three Hundred Thousand Dollars (US $300,000), is designated as its $300,000, 1% Convertible Debenture due October 27, 2008 (the "Debentures").

            FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of Three Hundred Thousand Dollars (US $300,000), on or prior to October 27, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of
Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October [ ], 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.



                                      A3-1

            If the Company in order to consummate a merger (the "Merger") enters into a merger agreement or similar agreement with other parties (the "Merger Partners"), the Merger Partners will effective upon the consummation of any such Merger assume all of the obligations, jointly and severally, with the Company, under this Debenture and substitute the Company's Common Stock, into which this Debenture is convertible, for common stock of such Merger Partner ("MP Common Stock") including depositing 41,000,000 shares of MP Common Stock with the Escrow Agent (as defined in the Purchase Agreement). If and when the Merger occurs, at the time such Merger is effective, the Escrow Agent will deliver the Company's Common Stock being held in accordance with the Purchase Agreement and this Debenture to the Company. If the Merger occurs, then (i) references herein to Company Common Stock shall be references to MP Common Stock and (ii) any references the Company shall be read as references to the MP that issued the MP Common Stock as if this Debenture were issued on the date hereof by the MP that issued the MP Common Stock and the Company shall have no further obligations to issue shares of Common Stock hereunder. For the benefit of the Holder, the Company shall use its best efforts to effectuate the intentions of this paragraph.

            If there is a Merger all of the provisions of this Debenture (specifically including Section 4) shall be read and interpreted as if this Debenture was issued by the Merger Partner issuing the MP Common Stock on the date hereof and this Debenture was initially convertible into MP Common Stock.

            Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note C to the contrary, this First Debenture C shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note C shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                        (ii) the Holder elects that Note C shall become due and payable; and

                        (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture C is at least 200% of the number of shares of common stock of the Company or RWNT, as the case may be, that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company or the Merger Partner, as the case may be, shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company or the Merger Partner, as the case may be, that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture C shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note C shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 of the Purchase Agreement, unless and until the Note C is paid in full by the Holder or its successors and assigns.



                                      A3-2

            If the Note C has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note C and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C, First Debenture D and the Second Debenture in Sections
4.19 and 4.33 in Purchase Agreement.

            This Debenture is subject to the following additional provisions:

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase
Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

            "Company" shall mean the Company (as defined in the Purchase Agreement) or in the event there is a Merger, shall mean such Merger Partner that issues the MP Common Stock.

            "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement) and in the event there is a Merger, shall mean the MP Common Stock (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

            "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

            "Floating  Conversion  Price"  shall have the  meaning  set forth in
Section 4(c)i hereof.

            "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

            "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.



                                      A3-3

            Section 2. Denominations of Debentures;  Interest on Debentures. The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

            Section 3.  Events of Default and Remedies.

            I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

              (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five (5) Business Days of its receipt of notice of such failure or breach;

            (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

            (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;



                                      A3-4

            (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

            (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

            (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

            (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

            II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.



                                      A3-5

            (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

            (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

            (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) Business Days after upon notifying the Company of the conversion.

            III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

            Section 4.  Conversion.

            (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.29 of the Purchase Agreement and in the paragraphs three through five of this First Debenture C following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.

            (b) Not later than two (2) Business Days after the Conversion  Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

            Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

            (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the lesser of (a) one hundred fifty percent (150%) of the Fixed Conversion Price (as defined and computed in the First Debenture A) (the "Fixed Conversion Price") or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).



                                      A3-6

                        (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

                        (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.



                                      A3-7

                        (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).

                        (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

                        (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

                                      A3-9

                        (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                        (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                        (ix) If:

                                    (A)     the Company shall declare a dividend
                                            (or  any other distribution)  on its
                                             Common Stock; or

                                    (B)     the Company  shall declare a special
                                            non-recurring      cash     dividend
                                            redemption of its Common Stock; or

                                    (C)     the  Company  shall   authorize  the
                                            grant to all  holders  of the Common
                                            Stock    rights   or   warrants   to
                                            subscribe for or purchase any shares
                                            of capital  stock of any class or of
                                            any rights; or

                                    (D)     the approval of any  stockholders of
                                            the  Company  shall be  required  in
                                            connection with any reclassification
                                            of the Common  Stock of the  Company
                                            (other   than   a   subdivision   or
                                            combination   of   the   outstanding
                                            shares   of   Common   Stock),   any
                                            consolidation or merger to which the
                                            Company  is a  party,  any  sale  or
                                            transfer of all or substantially all
                                            of the assets of the Company, or any
                                            compulsory  share  exchange  whereby
                                            the Common Stock is  converted  into
                                            other securities,  cash or property;
                                            or


                                     A3-10

                                    (E)     the  Company  shall   authorize  the
                                            voluntary       or       involuntary
                                            dissolution,      liquidation     or
                                            winding-up  of  the  affairs  of the
                                            Company;


then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.



                                     A3-11

            (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28,
4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

           (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

            (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (h) The Debentures converted into Common Stock shall be canceled upon conversion.

            (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

            (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.



                                     A3-12

            Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

            (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

            (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in
Section 5(b) hereof, then the redemption shall be declared null and void.

            Section 6.  Intentionally Omitted.

            Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note C, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

            Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.



                                     A3-13

            Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

            Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

            Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

            Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

            Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.





                                     A3-14

            Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.


            Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.







                            [Signature Page Follows]



                                     A3-15

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                    ORANGE SODA, INC.


Attest:                             By: /s/
                                       -----------------------------------------
                                    Name: Jehu Hand
                                    Title: President and Chief Executive Officer


                                     A3-16

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Orange Soda, Inc. (the "Company"), or, if a Merger (as defined in the Debenture) has occurred, into shares of MP Common Stock (as defined in the Debenture) according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.



Conversion calculations:

                                   -------------------------------------------
                                   Date to Effect Conversion

                                   -------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted


                                   Interest to be Converted or Paid

                                   -------------------------------------------
                                   Applicable Conversion Price (Pursuant to
                                   Section 4(c)(v))

                                   -------------------------------------------
                                   Number of Shares to be Issued Upon Conversion

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Name

                                   -------------------------------------------
                                   Address


                                     A3-17

                                   EXHIBIT A-4

                                FIRST DEBENTURE D

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $350,000                                                   October [  ], 2003



                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 27, 2008

            THIS DEBENTURE of Orange Soda, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of Three Hundred Fifty Thousand Dollars (US $350,000), is designated as its $350,000, 1% Convertible Debenture due October 27, 2008 (the "Debentures").

            FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of Three Hundred Fifty Thousand Dollars (US $350,000), on or prior to October 27, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October [ ], 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.



                                      A4-1

            If the Company in order to consummate a merger (the "Merger") enters into a merger agreement or similar agreement with other parties (the "Merger Partners"), the Merger Partners will effective upon the consummation of any such Merger assume all of the obligations, jointly and severally, with the Company, under this Debenture and substitute the Company's Common Stock, into which this Debenture is convertible, for common stock of such Merger Partner ("MP Common Stock") including depositing 41,000,000 shares of MP Common Stock with the Escrow Agent (as defined in the Purchase Agreement). If and when the Merger occurs, at the time such Merger is effective, the Escrow Agent will deliver the Company's Common Stock being held in accordance with the Purchase Agreement and this Debenture to the Company. If the Merger occurs, then (i) references herein to Company Common Stock shall be references to MP Common Stock and (ii) any references the Company shall be read as references to the MP that issued the MP Common Stock as if this Debenture were issued on the date hereof by the MP that issued the MP Common Stock and the Company shall have no further obligations to issue shares of Common Stock hereunder. For the benefit of the Holder, the Company shall use its best efforts to effectuate the intentions of this paragraph.

            If there is a Merger all of the provisions of this Debenture (specifically including Section 4) shall be read and interpreted as if this Debenture was issued by the Merger Partner issuing the MP Common Stock on the date hereof and this Debenture was initially convertible into MP Common Stock.

            Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note D to the contrary, this First Debenture D shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note D shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                        (iii) the Holder elects that Note C shall become due and payable; and

                        (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture D is at least 200% of the number of shares of common stock of the Company or RWNT, as the case may be, that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company or the Merger Partner, as the case may be, shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company or the Merger Partner, as the case may be, that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture D shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company or the Merger Partner, as the case may be, at its maturity, and the Note D shall not be deemed part of the "Purchase Price" for purposes of
Section 4.25 of the Purchase Agreement, unless and until the Note D is paid in full by the Holder or its successors and assigns.

            If the Note D has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note D and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C, First Debenture D and the Second Debenture in Sections
4.19 and 4.33 in Purchase Agreement.



                                      A4-2

            This Debenture is subject to the following additional provisions:

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase
Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

            "Company" shall mean the Company (as defined in the Purchase Agreement) or in the event there is a Merger, shall mean such Merger Partner that issues the MP Common Stock.

            "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement) and in the event there is a Merger, shall mean the MP Common Stock (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

            "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

            "Floating  Conversion  Price"  shall have the  meaning  set forth in
Section 4(c)i hereof.

            "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

            "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

            Section 2. Denominations of Debentures;  Interest on Debentures. The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.



                                      A4-3

            Section 3.  Events of Default and Remedies.

            I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

              (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five (5) Business Days of its receipt of notice of such failure or breach;

            (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

            (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

            (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;



                                      A4-4

            (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

            (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

            (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

            II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

            (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

            (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.



                                      A4-5

            (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) Business Days after upon notifying the Company of the conversion.

            III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

            Section 4.  Conversion.

            (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.30 of the Purchase Agreement and in the paragraphs three through five of this First Debenture D following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.



                                      A4-6

            (b) Not later than two (2) Business Days after the Conversion  Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

            Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

            (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the lesser of (a) one hundred fifty percent (150%) of the Fixed Conversion Price (as defined and computed in the First Debenture A) (the "Fixed Conversion Price") or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

                        (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.



                                      A4-7

                        (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.

                        (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).



                                      A4-8

         (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

         (vi) In the event the  conversion  price is not  adjusted  pursuant  to
Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three
(3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

                        (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.



                                      A4-9

                        (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                        (ix) If:

                                    (A) the Company shall declare a dividend (or
any other distribution) on its Common Stock; or

                                    (B)     the Company  shall declare a special
                                            non-recurring      cash     dividend
                                            redemption of its Common Stock; or

                                    (C)     the  Company  shall   authorize  the
                                            grant to all  holders  of the Common
                                            Stock    rights   or   warrants   to
                                            subscribe for or purchase any shares
                                            of capital  stock of any class or of
                                            any rights; or

                                    (D)     the approval of any  stockholders of
                                            the  Company  shall be  required  in
                                            connection with any reclassification
                                            of the Common  Stock of the  Company
                                            (other   than   a   subdivision   or
                                            combination   of   the   outstanding
                                            shares   of   Common   Stock),   any
                                            consolidation or merger to which the
                                            Company  is a  party,  any  sale  or
                                            transfer of all or substantially all
                                            of the assets of the Company, or any
                                            compulsory  share  exchange  whereby
                                            the Common Stock is  converted  into
                                            other securities,  cash or property;
                                            or

                                    (E)     the  Company  shall   authorize  the
                                            voluntary       or       involuntary
                                            dissolution,      liquidation     or
                                            winding-up  of  the  affairs  of the
                                            Company;




                                     A4-10
then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

            (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28,
4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.



                                     A4-11

           (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

            (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (h) The Debentures converted into Common Stock shall be canceled upon conversion.

            (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

            (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

            Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.



                                     A4-12

            (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

            (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in
Section 5(b) hereof, then the redemption shall be declared null and void.

            Section 6.  Intentionally Omitted.

            Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note C, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

            Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

            Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.



                                     A4-13

            Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

            Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

            Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

            Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.



            Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.




                                     A4-14

            Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.







                            [Signature Page Follows]


                                     A4-15

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                    ORANGE SODA, INC.


Attest:                             By: /s/
                                       -----------------------------------------
                                    Name: Jehu Hand
                                    Title: President and Chief Executive Officer


                                     A4-16

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Orange Soda, Inc. (the "Company"), or, if a Merger (as defined in the Debenture) has occurred, into shares of MP Common Stock (as defined in the Debenture) according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.



Conversion calculations:

                                   -------------------------------------------
                                   Date to Effect Conversion

                                   -------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted


                                   Interest to be Converted or Paid

                                   -------------------------------------------
                                   Applicable Conversion Price (Pursuant to
                                   Section 4(c)(v))

                                   -------------------------------------------
                                   Number of Shares to be Issued Upon Conversion

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Name

                                   -------------------------------------------
                                   Address



                                     A4-17

                                    EXHIBIT B

                                SECOND DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $6,000                                                     October [  ], 2003



                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 27, 2008

            THIS DEBENTURE of Orange Soda, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of Six Thousand Dollars (US $6,000), is designated as its $6,000, 1% Convertible Debenture due October 27, 2008 (the "Debentures").

            FOR VALUE RECEIVED, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of Six Thousand Dollars (US $6,000), on or prior to October 27, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October [ ], 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

            If the Company in order to consummate a merger (the "Merger") enters into a merger agreement or similar agreement with other parties (the "Merger Partners"), the Merger Partners will effective upon the consummation of any such Merger assume all of the obligations, jointly and severally, with the Company, under this Debenture and substitute the Company's Common Stock, into which this Debenture is convertible, for common stock of such Merger Partner ("MP Common Stock") including depositing 41,000,000 shares of MP Common Stock with the Escrow Agent (as defined in the Purchase Agreement). If and when the Merger occurs, at the time such Merger is effective, the Escrow Agent will deliver the Company's Common Stock being held in accordance with the Purchase Agreement and this Debenture to the Company. If the Merger occurs, then (i) references herein to Company Common Stock shall be references to MP Common Stock and (ii) any references the Company shall be read as references to the MP that issued the MP Common Stock as if this Debenture were issued on the date hereof by the MP that issued the MP Common Stock and the Company shall have no further obligations to issue shares of Common Stock hereunder. For the benefit of the Holder, the Company shall use its best efforts to effectuate the intentions of this paragraph.

            If there is a Merger all of the provisions of this Debenture (specifically including Section 4) shall be read and interpreted as if this Debenture was issued by the Merger Partner issuing the MP Common Stock on the date hereof and this Debenture was initially convertible into MP Common Stock.

            This Debenture is subject to the following additional provisions:

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase
Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Adjusted Conversion Price" means the Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

            "Company" shall mean the Company (as defined in the Purchase Agreement) or in the event there is a Merger, shall mean such Merger Partner that issues the MP Common Stock.

            "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement) and in the event there is a Merger, shall mean the MP Common Stock (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

            "Conversion Price" shall have the meaning set forth in Section 4(c)(i) hereof.

            "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

            "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

            Section 2. Denominations of Debentures;  Interest on Debentures. The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

            Section 3.  Events of Default and Remedies.

            I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

              (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five (5) Business Days of its receipt of notice of such failure or breach;

            (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

            (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

            (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

            (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

            (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

            (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

            II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

            (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

            (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

            (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) business days after upon notifying the Company of the conversion.

            III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

            Section 4.  Conversion.

            (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.33 of the Purchase Agreement and in the paragraph immediately following the paragraph beginning "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this
Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.

            (b) Not later than two (2) Business Days after the Conversion  Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

            Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

            (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be $0.001 (the "Conversion Price"). For purposes of determing the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the American Stock Exchange (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

                        (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

                        (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.

                        (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).

         (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

         (vi) In the event the  conversion  price is not  adjusted  pursuant  to
Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three
(3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

         (vii) Whenever the Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                        (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                        (ix) If:

                                    (A)     the Company shall declare a dividend
                                            (or any other distribution) on its
                                            Common Stock; or

                                    (B)     the Company  shall declare a special
                                            non-recurring      cash     dividend
                                            redemption of its Common Stock; or

                                    (C)     the  Company  shall   authorize  the
                                            grant to all  holders  of the Common
                                            Stock    rights   or   warrants   to
                                            subscribe for or purchase any shares
                                            of capital  stock of any class or of
                                            any rights; or

                                    (D)     the approval of any  stockholders of
                                            the  Company  shall be  required  in
                                            connection with any reclassification
                                            of the Common  Stock of the  Company
                                            (other   than   a   subdivision   or
                                            combination   of   the   outstanding
                                            shares   of   Common   Stock),   any
                                            consolidation or merger to which the
                                            Company  is a  party,  any  sale  or
                                            transfer of all or substantially all
                                            of the assets of the Company, or any
                                            compulsory  share  exchange  whereby
                                            the Common Stock is  converted  into
                                            other securities,  cash or property;
                                            or

                                    (E)     the  Company  shall   authorize  the
                                            voluntary       or       involuntary
                                            dissolution,      liquidation     or
                                            winding-up  of  the  affairs  of the
                                            Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

            (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28,
4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

           (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

            (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (h) The Debentures converted into Common Stock shall be canceled upon conversion.

            (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the Conversion Price.

            (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

         (h) No adjustment under this Section 4 shall reduce the Conversion Price below $0.001.

            Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

            (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

            (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in
Section 5(b) hereof, then the redemption shall be declared null and void.

            Section 6.  Intentionally Omitted.

            Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

            Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

            Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

            Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

            Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occurrence. Any waiver must be in writing.

            Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

            Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.

            Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

            Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.







                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.



                                    ORANGE SODA, INC.


Attest:                             By: /s/
                                       -----------------------------------------
                                    Name: Jehu Hand
                                    Title: President and Chief Executive Officer

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Orange Soda, Inc. (the "Company"), or, if a Merger (as defined in the Debenture) has occurred, into shares of MP Common Stock (as defined in the Debenture) according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.



                                   -------------------------------------------
                                   Date to Effect Conversion

                                   -------------------------------------------
                                   Principal Amount of Debentures to be
                                   Converted


                                   Interest to be Converted or Paid

                                   -------------------------------------------
                                   Applicable Conversion Price (Pursuant to
                                   Section 4(c)(v))

                                   -------------------------------------------
                                   Number of Shares to be Issued Upon Conversion

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Name

                                   -------------------------------------------
                                   Address